Commitments	12 Months Ended
Dec. 31, 2013
Commitments

17. Commitments

The Company leases its facilities, certain equipment, and automobiles under non-cancelable operating lease agreements. Those lease agreements existing as of December 31, 2013 expire at various dates during the next five years.

The Company recognized rent expense of $1.5 million, $1.7 million and $1.6 million in its consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011, respectively.

Purchases for inventories are highly dependent upon forecasts of customer demand. Due to the uncertainty in demand from its customers, the Company may have to change, reschedule, or cancel purchases or purchase orders from its suppliers. These changes may lead to vendor cancellation charges on these purchases or contractual commitments.

The following table summarizes the Company’s principal contractual obligations as of December 31, 2013:

(In thousands)	Operating Lease	Purchase Commitments	Other Contractual Obligations	Total
2014	$1,460	$6,266	$287	$8,013
2015	709	—	36	745
2016	567	—	23	590
2017	379	—	1	380
2018	32	—	—	32
Thereafter	—	—	—	—
	$3,147	$6,266	$347	$9,760

The Company provides warranties on certain product sales, which range from 12 to 24 months, and allowances for estimated warranty costs are recorded during the period of sale. The determination of such allowances requires the Company to make estimates of product return rates and expected costs to repair or to replace the products under warranty. The Company currently establishes warranty reserves based on historical warranty costs for each product line combined with liability estimates based on the prior 12 months’ sales activities. If actual return rates and/or repair and replacement costs differ significantly from the Company’s estimates, adjustments to recognize additional cost of sales may be required in future periods. Historically the warranty accrual and the expense amounts have been immaterial.